EXECUTION VERSION FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT This FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (this “Agreement”) dated as of the 31st day of December, 2025 (the “Effective Date”), by and among (i) NEEDHAM BANK, a Massachusetts commercial bank (“Lender,” which expression shall include Lender’s successors and assigns), having an address of 1063 Great Plain Avenue, Needham, Massachusetts 02492, (ii) (a) MARI HOLDINGS MD LLC, a Massachusetts limited liability company (“MD Owner”), (b) HARTWELL REALTY HOLDINGS LLC, a Massachusetts limited liability company (“MA Owner”), (c) KIND THERAPEUTICS USA, LLC, a Maryland limited liability company (“MD Operator”), (d) ARL HEALTHCARE INC., a Massachusetts corporation (“MA Operator”), and (e) MARIMED ADVISORS INC., a Delaware corporation (“MariMed Advisors” and, individually and collectively, as the context may require, with MD Owner, MA Owner, MD Operator and MA Operator, “Borrower,” which expressly shall include Borrower’s permitted successors and assigns), each having a principal address of 10 Oceana Way, Norwood, Massachusetts 02062, and (iii) MARIMED INC., a Delaware corporation (“Guarantor,” which expression shall include Guarantor’s successors and assigns), having an address of 10 Oceana Way, Norwood, Massachusetts 02062. Borrower and Guarantor are sometimes referred to herein collectively as the “Borrower Parties.” PRELIMINARY STATEMENTS A. On or about November 16, 2023 (the “Closing Date”), Lender extended a construction loan facility (the “Loan”) to Borrower in the original principal amount of FIFTY- EIGHT MILLION SIX HUNDRED NINETY-FIVE THOUSAND AND 00/100 DOLLARS ($58,695,000.00) (the “Loan Commitment”) pursuant to the terms of a Construction Loan Agreement dated as of the Closing Date by and between Borrower and Lender (as amended, restated, modified, substituted or extended prior to the date hereof, the “Loan Agreement”) as well as a Promissory Note dated as of the Closing Date made by Borrower in favor of Lender in the face amount of FIFTY-EIGHT MILLION SIX HUNDRED NINETY-FIVE THOUSAND AND 00/100 DOLLARS ($58,695,000.00) (as amended, restated, modified, substituted or extended prior to the date hereof, the “Note”). B. Borrower’s payment and performance obligations with respect to the Loan are secured, in part, by the Loan Documents, as defined in the Loan Agreement. C. Borrower’s payment and performance obligations to Lender with respect to the Loan were guaranteed by Guarantor pursuant to the terms of a Payment Guaranty made by Guarantor in favor of Lender and dated as of the Closing Date (as amended, restated, modified, substituted or extended prior to the date hereof, the “Payment Guaranty”). D. A Notice of Federal Tax Lien dated June 5, 2025, was recorded with the Norfolk County Registry of Deeds in Book 42461, Page 102, which identified a tax lien against Guarantor in the amount of $6,286,443.72, plus additional penalties, interest and costs (the “Tax Lien”). The Tax Lien relates to Guarantor’s 2023 income taxes.

-2- E. The Tax Lien is being diligently challenged by the Borrower Parties, but nevertheless, to address Lender’s concerns about the existence of the Tax Lien, the Borrower Parties have agreed to establish and fund a reserve account pursuant to the terms of this Agreement. F. Lender and Borrower Parties have also agreed to modify certain other terms of the Loan Agreement, all on the terms set forth in this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto each hereby agrees as follows: AGREEMENT 1. Defined Terms; Preliminary Statements. The defined terms set forth above are hereby incorporated herein by reference. All references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall mean the Loan Agreement, as amended by this Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement. The foregoing “Preliminary Statements” to this Agreement are true and accurate and are hereby incorporated into this Agreement. 2. Amendments. As of the Effective Date, the Loan Agreement is hereby amended as follows: a. The following new definitions are added to Section 1 of the Loan Agreement in alphabetical order: “Additional Cash Collateral” has the meaning set forth in Section 7.24. “Additional Collateral Reserve Account” has the meaning set forth in Section 7.24. “Disputed Taxes” means all amounts due, or that may be due, in connection with the Tax Lien. “Tax Lien” shall mean the Notice of Federal Tax Lien dated June 5, 2025, related to Guarantor’s 2023 income taxes, and recorded with the Norfolk County Registry in Book 42461, Page 102, which identified a tax lien against Guarantor in the amount of $6,286,443.72, and any subsequent Notice of Federal Tax Lien subsequently recorded with the Registry or otherwise enforced by the Internal Revenue Service, plus additional penalties, interest and costs. b. The following new Section 7.24 is hereby added to the Loan Agreement: “7.24 Additional Collateral Reserve Account. Beginning on January 23, 2026, and continuing on the first Business Day of each month during the Term thereafter until the full amount of the Disputed Taxes is on deposit in the Additional Collateral Reserve Account, Borrower shall deposit and maintain with Lender additional cash collateral in an amount equal to $100,000.00 per month (collectively, the “Additional Cash Collateral”), to be held by Lender as additional collateral for the Loan. The Additional Cash Collateral shall be held in a non-interest bearing blocked account established by Lender (the “Additional Collateral Reserve Account”) for the payment of the Disputed Taxes, and

-3- Borrower shall have no right of withdrawal with respect to the same, provided, however, notwithstanding the aforesaid to the contrary, so long as no Event of Default has occurred and is continuing, Borrower shall have the right and ability from time to time, with the consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed, to withdraw from the Additional Collateral Reserve Account any amount (i) in excess of the amount of the then Disputed Taxes, and (ii) to make payments, in full or in part, of the Disputed Taxes. Borrower shall be liable for the payment of all reasonable costs associated with the maintenance of the Additional Collateral Reserve Account. Borrower hereby grants to Lender a first priority security interest in the Additional Collateral Reserve Account and the Additional Cash Collateral, together with all amounts at any time on deposit in or credited to the Additional Collateral Reserve Account, as additional security for the Loan and Borrower’s obligations under the Loan Documents. Following the occurrence and during the continuation of any Event of Default, Lender shall have the right to apply the Additional Cash Collateral toward the Loan and any obligations thereunder in any manner Lender determines, and no such application shall be deemed to cure any such Event of Default. Except as expressly set forth above, the Additional Cash Collateral shall not be released or returned to Borrower until the earlier of (i) the date the Disputed Taxes are satisfied in full, or (ii) the date the Loan is fully repaid and all obligations of Borrower under the Loan Documents have been satisfied in full.” c. Section 7.2(ii)(a) is hereby deleted and replaced with the following: “(i) within one hundred twenty (120) days after the end of each fiscal year: (a) (1) a copy of the Guarantor’s Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission, and (2) supplemental consolidating schedules and the related notes thereto with respect to the Borrower, including an unmodified opinion of the Guarantor’s independent certified public accountants on such schedules; and (b) an updated Rent Roll for the Mortgaged Property, in substantially the same form as previously provided, and presented on a comparative basis to the prior fiscal year”. d. The following is hereby added to Section 9.1 of the Loan Agreement: “(z) The failure of Borrower to make any Additional Cash Collateral deposit within three (3) Business Days of the due date thereof.” 3. Waiver and Reservation of Rights. To the extent the occurrence of the Tax Lien is deemed by Lender to constitute an Event of Default under the Loan Documents (the “Specified Default”), which Borrower disputes, Lender hereby waives such Specified Default. In such event, (i) the waiver is limited to the Specified Default and is not, nor shall it be construed as, a waiver of any other Event of Default under the Loan Agreement or Loan Documents, now existing or hereafter occurring, and (ii) Lender expressly reserves the full extent of its rights under the Loan Documents and applicable law in respect of any default or Events of Default, other than the Specified Default, under the Loan Documents existing on the date hereof or occurring on or after the date hereof. 4. Ratification of Loan Documents. Except as expressly amended by this Agreement, the Loan Agreement and all of the other Loan Documents, and all of the original terms and

-4- provisions thereof are hereby ratified and reaffirmed and shall continue in full force and effect in accordance with such original terms and provisions, except as amended hereby, and are valid, binding and enforceable against each of the Borrower Parties and its successors and assigns in accordance with their terms, for the benefit of Lender and their successors and assigns (except in each case as limited by bankruptcy, insolvency, reorganization or similar laws and general principles of equity). Guarantor acknowledges that Guarantor has reviewed and approved the terms set forth in this Agreement, and hereby consents, to the extent that such consent is required, to the modification of the terms of the Loan Agreement and the other Loan Documents pursuant to the terms of this Agreement. 5. Confirmation of Covenants, Events of Defaults; Authority to Enter into Agreement. Each of the Borrower Parties hereby confirms that: (a) all covenants, agreements, representations, restrictions and warranties contained in the Loan Agreement and all of the other Loan Documents to which it is a party are hereby true, correct and complete in all material respects as if the same were made on the date hereof (other than those made as of a specific date, which shall be true, correct and complete in all material respects as of the date made), except as previously disclosed to Lender in writing or with respect to those representations and warranties that are no longer true, correct and complete as a result of the Tax Lien or other changes in facts or circumstances occurring since the Closing Date which (i) do not give rise to the occurrence of an Event of Default, and (ii) do not and would not reasonably be expected to materially and adversely affect the ability of any Borrower Party, as applicable, to perform its obligations under the Loan Documents to which it is a party; (b) except as may have been disclosed to Lender in writing, after giving effect to this Agreement, no Event of Default as set forth in the Loan Agreement and the other Loan Documents is continuing as of the date hereof; and (c) the execution, delivery, and performance of and under this Agreement: (i) has been duly authorized by all requisite company action, (ii) will not violate (x) any provision of law or governmental regulation applicable to it, or any order of any court or other governmental agency binding on it, (y) the documents by which it is organized, or (z) any indenture or other material agreement or instrument to which it is a party, or by which it or any of its property is bound, and, in the case of the foregoing clauses (y) and (z), the violation of which would reasonably be expected to result in a material adverse effect on the business, properties or condition of any of the Borrower Parties or the ability of any of the Borrower Parties to perform such obligations under the Loan Documents to which it is a party. 6. Ratification of Security Interests. Borrower acknowledges and agrees that the Loan Documents which provide for the grant of a security interest in favor of Lender continue to secure Borrower’s prompt, punctual, and faithful payment and performance of the Loan Obligations, including, without limitation, those obligations arising under the Loan Agreement and the other Loan Documents. 7. Governing Law. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts and shall take effect as a sealed instrument. 8. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgement of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind a party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to

-5- produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, the parties hereto. [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, Borrower, Guarantor and Lender have executed this First Amendment to Construction Loan Agreement under seal as of the day and year first written above.

WITNESSES:

Kellie B. Duval-Schroth
Print Witness Name:

Kellie B. Duval-Schroth
Print Witness Name:

Kellie B. Duval-Schroth
Print Witness Name:

Kellie B. Duval-Schroth
Print Witness Name:

Kellie B. Duval-Schroth
Print Witness Name:

BORROWER:

MARI HOLDINGS MD LLC, a Massachusetts limited liability company

By: ______________________
Name: Jon Levine
Title: Manager

HARTWELL REALTY HOLDINGS LLC, a Massachusetts limited liability company

By: ______________________
Name: Jon Levine
Title: Manager

KIND THERAPEUTICS USA, LLC, a Maryland limited liability company

By: ______________________
Name: Jon Levine
Title: Manager

ARL HEALTHCARE INC., a Massachusetts corporation

By: ______________________
Name: Jon Levine
Title: President and Secretary

MARIMED ADVISORS INC., a Delaware corporation

By: ______________________
Name: Jon Levine
Title: President and Secretary

[SIGNATURE PAGE – FIRST AMENDMENT TO LOAN AGREEMENT]